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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported): March 21, 1997



                   CHILDREN'S COMPREHENSIVE SERVICES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Tennessee                       0-16162                      62-1240866
-------------------         ------------------------         -------------------
    (State or               (Commission File Number)          (I.R.S. Employer
 other jurisdiction                                          Identification No.)
 of incorporation)


       805 South Church Street,
       Murfreesboro, Tennessee                                     37130
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(Address of principal executive offices)                         (Zip Code)




       Registrant's telephone number, including area code: 615/896-3100


                                Not Applicable
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         (Former name or former address, if changed since last report)




                                                        Page 1 of 3 sequentially
                                                        numbered pages.
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ITEM 8.  CHANGE IN FISCAL YEAR

By resolution duly adopted by the Board of Directors on March 21, 1997, the Registrant changed the date of its fiscal year end from March 31 to June 30, retroactive to June 30, 1996. A report covering the transition period from April 1, 1996 through June 30, 1996 will be filed on Form 10-Q.




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                                   SIGNATURES



    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CHILDREN'S COMPREHENSIVE SERVICES, INC.


                                         /s/  DONALD B. WHITFIELD
                                         -------------------------------------
Date:  March 28, 1997                    Donald B. Whitfield
                                         Vice President of Finance, Secretary
                                           and Treasurer